REPORT OF
INDEPENDENT
REGISTERED
PUBLIC
ACCOUNTING
FIRM



To the Shareholders
and Board of Trustees
Northern Lights Fund
Trust II
Omaha, Nebraska
68130


In planning and
performing our audits of
the financial statements
of Monte Chesapeake
Macro Strategies Fund
(the "Fund"),  a series
of Northern Lights Fund
Trust II as of and for the
year ended November
30, 2016, in accordance
with the standards of
the Public Company
Accounting Oversight
Board (United States),
we considered its
internal control over
financial reporting,
including control
activities for
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion
on the financial
statements and to
comply with the
requirements of Form
N-SAR, but not for the
purpose of expressing
an opinion on the
effectiveness of the
Fund's internal control
over financial reporting.
Accordingly, we
express no such
opinion.

The management of the
Fund is responsible for
establishing and
maintaining effective
internal control over
financial reporting.   In
fulfilling this
responsibility, estimates
and judgments by
management are
required to assess the
expected benefits and
related costs of controls.
A company's internal
control over financial
reporting is a process
designed to provide
reasonable assurance
regarding the reliability
of financial reporting
and the preparation of
financial statements for
external purposes in
accordance with
accounting principles
generally accepted in
the United States of
America.   Such internal
control includes policies
and procedures that
provide reasonable
assurance regarding
prevention or timely
detection of
unauthorized
acquisition, use or
disposition of a
company's assets that
could have a material
effect on the financial
statements.

Because of inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements.   Also,
projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become inadequate
because of changes in
conditions, or that the
degree of compliance
with the policies or
procedures may
deteriorate.

A control deficiency
exists when the design
or operation of a control
does not allow
management or
employees, in the
normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis.   A
significant deficiency is
a control deficiency, or
combination of control
deficiencies, that
adversely affects the
company's ability to
initiate, authorize,
record, process or report
financial data reliably in
accordance with
accounting principles
generally accepted in
the United States of
America such that there
is more than a remote
likelihood that a
misstatement of the
company's annual or
interim financial
statements that is more
than inconsequential
will not be prevented or
detected. A material
weakness is a
significant deficiency,
or combination of
significant deficiencies,
that results in more than
a remote likelihood that
a material misstatement
of the annual or interim
financial statements will
not be prevented or
detected.




Shareholders and
Board of Trustees
Northern Lights Fund
Trust II
Page Two





Our consideration of the
Fund's internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and
would not necessarily
disclose all deficiencies
in internal control that
might be significant
deficiencies or material
weaknesses under
standards established by
the Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Fund's internal control
over financial reporting
and its operation,
including controls for
safeguarding securities,
which we consider to be
material weaknesses, as
defined above, as of
November 30, 2016.

This report is intended
solely for the
information and use of
management,
Shareholders and Board
of Trustees of the
Northern Lights Fund
Trust II and the
Securities and
Exchange Commission,
and is not intended to be
and should not be used
by anyone other than
these specified parties.






	TAIT
, WELLER &
BAKER LLP

Philadelphia,
Pennsylvania
January 30, 2017